ROBERTSON STEPHENS MUTUAL FUNDS
The Global Low-Priced Stock Fund
Annual Report
December 31, 1996

GLOBAL LOW-PRICED


[GRAPHIC]

The Global Low Priced Stock Fund ANNUAL REPORT

FUND PHILOSOPHY

The Robertson Stephens Global Low-Priced Stock Fund seeks to achieve long-term growth of capital by investing worldwide in low-priced stocks (prices no greater than $10 per share) of companies that have future growth potential but are overlooked or underappreciated by other investors.


CONTENTS

Fund Highlights l
Report to Shareholders  2
Fund Performance  6
Portfolio Summary  7
Schedule of Investments  8
Statement of Assets and Liabilities  12
Statement of Operations  13
Statement of Changes in Net Assets  14
Financial Highlights  15
Notes to Financial Statements  16
Report of Independent Accountants  20
Administration  20

FUND HIGHLIGHTS


FOURTH-QUARTER RESULTS
For the quarter ended December 31, 1996, the Fund was up 4.09%. (See Fund Performance on page 6.)


CONTRIBUTORS TO PERFORMANCE
Highlights in 1996 included our investments in specialty retail, energy and energy services, and some individual situations.


REGIONAL EXPOSURE
The Fund's top country exposures at year-end were the United States (33.6%), Canada (14.4)%, and China (13.7%).


INDIAN OPPORTUNITY
We just returned from a trip to India. Although we are excited about India's size and potential, we are going to be measured and careful in our investment approach.

[PHOTO]

FUND MANAGER
Hannah Sullivan
Portfolio Manager
The Robertson Stephens Global Low-Priced Stock Fund

DEAR SHAREHOLDER:


We are pleased with the results of our first full calendar year of operations. For the year ended December 31, 1996, the Global Low-Priced Stock Fund was up 29.39% versus 11.72% for the MSCI World Index. For the fourth quarter ended December 31, 1996, the Fund was up 4.09% versus 4.18% for the MSCI World Index. (See Fund Performance on page 6.)

During the year there were several investments that contributed to our performance. The highlights include our investments in specialty retail (PAUL HARRIS STORES, INC., 4.94% of the portfolio at year-end, and TYCO TOYS INC., 1.41%), energy and energy services (MESA, INC., 2.20%, COMPUTALOG, LTD., 2.38%, and our basket of Canadian exploration and production companies), and some individual situations such as SUDBURY, INC. (2.87%) and CATELLUS DEVELOPMENT CORPORATION (2.77%). There were also a few investments that did not perform well. In particular, a few of our investments in the construction/infrastructure arena in Singapore, Indonesia, and Vietnam, as well as a Chinese transportation company and a Houston energy services company, did not help our performance.

"WE ARE PLEASED WITH THE RESULTS OF OUR FIRST FULL CALENDAR YEAR OF OPERATIONS."

The Fund's country exposures as of the end of December were as follows:

[CHART]

CASH/CASH EQUIVALENTS  22.8%
BRAZIL   0.1%
PAKISTAN  0.3%
KAZAKISTAN  0.7%
VIETNAM  0.9%
FT. GAISTNA  1.1%
MEXICO  1.2%
SINGAPORE  1.3%
AUSTRALIA  3.9%
INDONESIA  6.5%
CHINA  13.6%
U.S.  33.2%
CANADA  14.3%


People often ask what is the appropriate benchmark with which to compare the Global Low-Priced Stock Fund. The answer is that there is not an especially good one. We are trying to do bottom-up, value-added research on a global basis rather than follow an index and buy all the same stocks that everyone else is buying.

We have found that if you look at most of the global or international funds, they all own the same stocks. Most of the funds are being run using a top-down, macro allocation methodology. The portfolio managers decide what countries they want to be in and then they just buy the top 15 stocks in each market, usually the telephone company, a few banks, etc. That is not what we are trying to do. For that reason, we have provided several benchmarks. At any point in time we may have a substantial portion of the Fund's assets in the U.S. market, usually in micro-cap companies, so there is likely to be some correlation with the Russell 2000 Index. On a global basis, we have tended to focus on those markets that have the best growth prospects over the long term, such as Asia. For this reason, we also have included the Morgan Stanley Emerging Markets Global and World Indexes.

Because we are focusing on the smaller companies that may not yet have critical mass, management quality is especially important. We are not interested in investing in any company unless we can meet the management and have the ability to cross-check management's reputation using our network of contacts. Over time, as our network grows in new markets, we will increase the number of countries where we invest.

Bottom line, we are bottom-up stock pickers. That said, we'd like to share a few of the company-specific highlights from the quarter.

SUDBURY, INC.

On November 18, 1996, SUDBURY, INC., a Cleveland, Ohio-based manufacturer of automotive and other industrial parts that has been one of our top ten holdings for the past several quarters, announced a definitive agreement to be purchased by Intermet Corporation for $12.50 per share. This compared to our average cost per share of $8.60. Although we believe that by holding Sudbury over the long term we would have continued to make money and would not

OPPORTUNITY

have had to realize the gain, we believe the merger makes a lot of sense for Sudbury and Intermet. The combined company is expected to produce about $850 million in revenues and offer a wide selection of complementary products.

TYCO TOYS INC.

Another buyout announced in the past few months was the MATTEL, INC. (owner of such products as Barbie, Fisher Price, Disney, Hot Wheels, and Cabbage Patch
Kids) purchase of TYCO TOYS, which owns Matchbox, Radio Control vehicles, Sesame Street (including the hottest-selling toy of Christmas '96, Tickle Me Elmo), Magna Doodle, and View-Master. We own the TYCO convertible preferred stock, which is paying an 8.25% dividend. Our average cost on these shares was $6.17 per share. Upon the FTC's approval of the deal, we will receive a new piece of paper convertible into MATTEL common stock. Although the new shares will not have quite the leverage that the current paper does since MATTEL is a $26 stock and TYCO was trading at about $7 before the buyout announcement, we believe there is upside in holding the shares until the buyout actually takes place.

[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
Sue Gossard
Andrew Pilara, Jr.
Borden Putnam III
Paul H. Stephens

SENIOR TRADER
Catherine O'Neill

TRADING
Christopher Beagle
Don Heidary

ADMINISTRATION
Christy Chanslor

PAUL HARRIS STORES, INC.
PAUL HARRIS STORES was our best investment of 1996 and a perfect example of the kind of investment that fits the strategy of the Global Low-Priced Stock Fund. As of December 31, 1996, PAUL HARRIS STORES represented 4.94% of the Fund. PAUL HARRIS is a Midwest-based retailer of moderately priced women's clothing. The company has recently completed a major restructuring and is now beginning to grow its base of more than 225 stores. Same-store sales are up about 20% for the year, one of the best records of any retailer in the country. The company continues to report very positive results and is still underappreciated by the investment community. We began buying PAUL HARRIS at $2 per share last December, and the stock now trades at more than $20 per share. Over the last few months we have realized some gains from the investment, but still believe that the company will substantially exceed Wall Street expectations in the near term.

INDIAN OPPORTUNITY
Paul Stephens, Michael Hoffman, and I just returned from a trip to Singapore, Malaysia, and India. The primary purpose of the trip was to begin to acquaint ourselves with India. In India, we spent eight days and met with about 60 entrepreneurs, company managements, political leaders, etc. India is second only to China in terms of its population size and, therefore, its consumer spending potential. The main Indian market is in Bombay, and it has been around for many years. In total, there are about 8,000 publicly traded Indian companies, many of which are trading at deep discounts to their initial public offering prices.

Although we are excited about India's size and potential, we are going to be measured and careful in our investment approach. The traditions of corporate governance and transparency of reporting are in their absolute infancy. Nepotism is still the rule of thumb as families continue to control the largest stakes in most of the public companies. The Indian government still has a long way to go before it will be considered pro-business, but there is evidence that many of the restrictions left over from the socialist era are being removed little by little. Clearly India is going to be a very important market in the future, and we are excited that we have begun to form a network.

CONCLUSION
We want to thank you for investing alongside us during our first full year of operations. We look forward to doing so for many years to come.


Sincerely,

/s/ M. Hannah Sullivan

M. HANNAH SULLIVAN
Portfolio Manager
February 5, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE


Results of a hypothetical $10,000 investment in The Robertson Stephens Global Low-Priced Stock Fund, The MSCI World(1) and Emerging Markets Global(2), and Russell 2000(3) Indexes
IF INVESTED ON NOVEMBER 15, 1995(4)

[GRAPH]



CUMULATIVE TOTAL RETURNS
                                                                                          MSCI EMERGING
                                           GLOBAL LOW-PRICED          MSCI WORLD         MARKETS GLOBAL         RUSSELL 2000
FOR THE PERIOD ENDED 12/31/96                     STOCK FUND               INDEX(1)               INDEX(2)             INDEX(3)
------------------------------------------------------------------------------------------------------------------------------

Since inception (11/15/95)(4)                          35.21%              17.15%                 11.26%               22.44%
------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                                                                          MSCI EMERGING
                                           GLOBAL LOW-PRICED          MSCI WORLD         MARKETS GLOBAL         RUSSELL 2000
FOR THE PERIOD ENDED 12/31/96                     STOCK FUND               INDEX(1)               INDEX(2)             INDEX(3)
------------------------------------------------------------------------------------------------------------------------------

One Year                                               29.39%              11.72%                  4.14%               16.49%
------------------------------------------------------------------------------------------------------------------------------
Since inception (11/15/95)(4)                          30.64%              15.06%                  9.91%               19.64%
------------------------------------------------------------------------------------------------------------------------------




(1) The Morgan Stanley Capital International ("MSCI") World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 22 developed-market countries in North America, Europe, and the Asia-Pacific region.

(2) The Morgan Stanley Capital International ("MSCI") Emerging Markets Global Index is a market capitalization-weighted index composed of companies representative of the market structure of 23 emerging market countries in Europe, Latin America, and the Pacific Basin.

     The MSCI Indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

(3) The Russell 2000 Index is a market capitalization-weighted index composed of 2,000 U.S. companies with market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4)  Date that the Fund's shares were first offered to the public.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

     International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1996

[CHART]

Other 2.4%
Cash/Cash Equivalents 22.3%
Textiles 1.0%
Other Base Metals 1.1%
Electronic Components 1.3%
Medical Services/Pharmaceuticals 1.6%
Media 2.2%
Warrants 2.6%
Computer Software/Services 2.6%
Real Estate 2.8%
Business/Communication Serv. 2.8%
Construction/Infrastructure 3.5%
Convertible Preferred 3.6%
Gold Mining 4.5%
Transportation Equipment/Serv. 5.4%
Food Service 5.5%
Closed-End Funds 5.5%
Forest Products/Paper 6.6%
Consumer/Specialty Retail 8.8%
Energy/Energy Services 13.9%

TOP TEN HOLDINGS

1.
CATHAY INVESTMENT FUND, LTD.
A closed-end fund selling on the Hong Kong exchange. Invests in unlisted Chinese operating companies.

2.
PAUL HARRIS STORES, INC.
Specialty retailer of private-label women's casual wear with more than 225 stores in 27 states.

3.
PT STEADY SAFE TRANSPORTATION SERVICES, FOREIGN
Operates a fleet of metered taxis, public buses, and ferries in Indonesia.


4.
CATELLUS DEVELOPMENT CORPORATION
A major diversified real estate company. Owns, develops, and manages industrial, residential, and commercial properties, primarily in California.

5.
SINO-FOREST CORPORATION, CLASS A
Holds interests in six joint ventures in southern China covering 600,000 hectares of hardwood plantations.

6.
COMPUTALOG, LTD.
Offers oil and gas services to companies in Canada, the United States, and Venezuela.

7.
GEOGRAPHICS, INC.
Manufactures specialty paper, signage, and graphic art products, primarily for the home office market.

8.
NEW WORLD COFFEE, INC.
Owns and operates 30 espresso bars in New York, New Jersey, and Pennsylvania.

9.
VALUEVISION INTERNATIONAL, INC.
Sells such merchandise as consumer electronics, home furnishings, appliances, and apparel on its television home shopping network.

10.
MESA, INC., PREFERRED, A
Explores for, develops, and produces oil and gas.

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996                                                    FOREIGN CURRENCY(2)            SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-------------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 1.7%
Enterprise Solutions Asia Pacific, Ltd.                                          AUD                40,000            $  44,512
Insignia Systems, Inc.                                                                              81,500              157,906
U-Ship, Inc.                                                                                       110,000              343,750
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        546,168
-------------------------------------------------------------------------------------------------------------------------------
CLOSED-END FUNDS - 5.5%
Cathay Investment Fund, Ltd.(1)                                                  HKD             1,283,000            1,658,802
Greenchip Development Capital, Ltd.(1)                                           AUD                33,640               20,856
Greenchip Emerging Growth, Ltd.                                                  AUD                40,610               34,538
Greenchip Investments, Ltd.(1)                                                   AUD                31,746               16,149
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1,730,345
-------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS SERVICES - 1.1%
CD Radio, Inc.                                                                                      61,000              251,625
Telecard, Ltd.                                                                   PKR                95,500               99,479
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        351,104
-------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.6%
InfoNow Corporation, Restricted(3)(7)                                                              214,286              341,518
Techniche, Ltd.                                                                  AUD               226,700              466,698
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        808,216
-------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 3.5%
L&M Group Investments, Ltd.(1)                                                   SGD               150,000              162,939
Overseas & General, Ltd.                                                         AUD               678,751              109,250
PT Super Indah Makmur, Foreign(1)(6)                                             IDR               125,000              127,011
Van Der Horst, Ltd.(1)                                                           SGD               100,000              418,066
Vietnam Industrial Investments, Ltd.                                             AUD             1,521,301              287,186
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1,104,452
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS - 2.1%
Wuxi Little Swan Company, Ltd., Class B                                          HKD               649,300              654,799
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        654,799
-------------------------------------------------------------------------------------------------------------------------------
DIAMOND MINING - 0.6%
DiamondWorks, Ltd.                                                               CAD               130,000              190,827
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        190,827
-------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 1.3%
AER Energy Resources, Inc.                                                                         109,900              240,406
Spectrum Control, Inc.                                                                              45,000              151,875
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        392,281
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
ENERGY - 10.3%
Aztec Resources, Ltd.                                                            CAD                79,700              162,974
Basin Exploration, Inc.                                                                             36,500              228,125
BlackRock Ventures, Inc.                                                                           116,500               60,407
Calahoo Petroleum, Ltd.                                                          CAD               494,000              306,653
Canadian Conquest Exploration, Inc.                                              CAD               295,100              528,003
-------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


8


DECEMBER 31, 1996                                                   FOREIGN CURRENCY(2)             SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------------

ENERGY - CONTINUED
Clayton Williams Energy, Inc.                                                                       15,000           $  260,625
Discovery West Corporation                                                       CAD               116,500              204,192
Eurogas Corporation                                                              CAD                 4,500                4,108
Eurogas Corporation, 144A(5)                                                     CAD               154,775              141,290
Highridge Exploration, Ltd.                                                      CAD               156,800              383,612
Nugas, Ltd.                                                                      CAD                30,000               52,582
Olympia Energy, Inc., Class A                                                    CAD               537,000              247,068
Paragon Petroleum Corporation                                                    CAD                95,600              223,413
Place Resources Corporation                                                      CAD               294,200              431,857
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      3,234,909
-------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 3.6%
3-D Geophysical, Inc.                                                                               14,000              126,000
Computalog, Ltd.                                                                 CAD                68,400              749,288
DI Industries, Inc.                                                                                 60,400              169,875
DSI Industries, Inc.                                                                               102,500               54,453

Grant Geophysical, Inc.                                                                            205,000               19,219
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1,118,835
-------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.9%
Stake Technology, Ltd.                                                                             225,000              267,188
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        267,188
-------------------------------------------------------------------------------------------------------------------------------
FOOD SERVICE - 5.5%
ABR Holdings, Ltd.(1)                                                            SGD               250,000              287,644
New World Coffee, Inc.                                                                             297,500              706,563
New York Bagel Enterprises                                                                          38,000              232,750
Taco Cabana, Inc., Class A                                                                          68,700              506,663
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1,733,620
-------------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS - 2.8%
Sino-Forest Corporation, Class A                                                 CAD               689,500              624,392
Sino-Forest Corporation, Class A, Restricted(3),(7)                              CAD               300,000              244,505
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        868,897
-------------------------------------------------------------------------------------------------------------------------------
GOLD MINING - 4.5%
Bakyrchik Gold PLC                                                               GBP                50,000              208,155
Brazilian Resources, Inc.                                                        CAD                91,828               26,825
Emperor Mines, Ltd.                                                              AUD               151,000              294,055
First Dynasty Mines, Ltd., Restricted(3)(7)                                      CAD               100,000              242,825
General Gold Resources NL(1)                                                     AUD               490,220              175,343
Ghana Gold Mines, Ltd.                                                           AUD               337,500               53,652
Guyanor Ressources, S.A., Class B                                                CAD                49,900              337,088
Solomon Resources, Ltd.                                                          CAD                75,000               76,134
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1,414,077
-------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.4%
Mobile Mini, Inc.                                                                                   36,100              112,813
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        112,813
-------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                                9


DECEMBER 31, 1996                                                   FOREIGN CURRENCY(2)             SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------------

MEDIA - 2.2%
Valuevision International, Inc.                                                                    131,000           $  704,125
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        704,125
-------------------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES - 1.5%
In Home Health, Inc.                                                                               250,000              484,375
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        484,375
-------------------------------------------------------------------------------------------------------------------------------
OTHER BASE METALS - 1.1%
Farallon Resources, Ltd.                                                         CAD                20,000              233,696
NDU Resources, Ltd.                                                              CAD                30,000               30,673
NDU Resources, Ltd., Restricted(3)(7)                                            CAD                75,000               72,847
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        337,216
-------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.1%
PT Bayer Indonesia, Foreign(1)(6)                                                IDR                40,000               36,410
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         36,410
-------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 2.8%
Catellus Development Corporation                                                                    76,700              872,463
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        872,463
-------------------------------------------------------------------------------------------------------------------------------
SPECIALTY PAPER - 3.8%
Climax International Company(1)                                                  HKD             3,770,400              487,478
Geographics, Inc.                                                                                  140,000              717,500
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1,204,978
-------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 6.7%
Paul Harris Stores, Inc.                                                                            87,500            1,553,125
Service Merchandise Company                                                                         40,000              170,000
Video Update, Inc., Class A                                                                        100,000              393,750
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2,116,875
-------------------------------------------------------------------------------------------------------------------------------
TEXTILES - 1.0%
PT Apac Centertex Corporation, Foreign(1)(6)                                     IDR               962,000              325,826
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        325,826
-------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT /SERVICES - 5.4%
China Yuchai International, Ltd.(1)                                                                129,600              615,600
PT Steady Safe Transportation Services, Foreign(1)(6)                            IDR               854,833            1,094,779
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1,710,379
-------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 71.0% (Cost $21,885,949)                                                                        22,321,178
-------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK
Energy - 2.2%
Mesa, Inc., 8.00%, Expires 6/30/08, Series A(1)                                                    108,338              690,650
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        690,650
-------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.4%
Tyco Toys Inc., 8.25%, Expires 7/1/00, Series C(1)                                                  43,800              443,475
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        443,475
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCK - 3.6% (COST $701,924)                                                              1,134,125
-------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


10


DECEMBER 31, 1996                                                   FOREIGN CURRENCY(2)             SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------------

WARRANTS
-------------------------------------------------------------------------------------------------------------------------------
Brazilian Resources, Inc., 1/2 Warrants, Strike CAD 0.50,
 Expire 3/4/99(3)(4)(7)                                                          CAD                45,914             $  9,818
Calahoo Petroleum, Ltd., 3/4 Warrants, Strike CAD 0.65,
 Expire 6/28/97(3)(4)                                                            CAD               292,500               68,496
Farallon Resources, Ltd., Warrants, Strike CAD 6.25,
 Expire 8/30/97(3)(4)                                                            CAD                20,000              146,192
First Dynasty Mines, Ltd., Warrants, Strike CAD 4.50,
 Expire 3/13/97(3)(4)(7)                                                         CAD               100,000                8,978
Help At Home, Inc., Warrants, Strike $6.00, Expire 12/5/00(4)                                      267,000              392,156
InfoNow Corporation, 1/2 Warrants, Strike $1.40,
 Expire 5/20/98(3)(4)(7)                                                                           214,286              126,437
NDU Resources, Ltd., 1/2 Warrants, Strike CAD 2.31,
 Expire 5/17/98(3)(4)(7)                                                         CAD                75,000               29,860
PT Apac Centertex Corporation Warrants, Strike IDR 1000,
 Expire 1/16/97(4)                                                               IDR               150,000                7,938
Solomon Resources Ltd., 1/2 Warrants, Strike CAD 1.05,
 Expire 1/3/98(3)(4)                                                             CAD                75,000               19,381
-------------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 2.6% (Cost $784,352)                                                                                   809,256

-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 77.2% (Cost $23,372,225)                                                                         24,264,559
-------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                    185,971
Czech Koruna                                                                                                            148,903
Hong Kong Dollars                                                                                                             3
Repurchase Agreement
     State Street Bank and Trust Company, 5.00%, dated 12/31/96, due 1/2/97, maturity value $1,999,555(collateralized by
     $1,565,000 par value U.S. Treasury Bond, 9.25%, due 2/15/16)                                                     1,999,000
Federal National Mortgage Association, 5.50%, due 1/8/97,
  $4,700,000 par value                                                                                                4,694,974
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 22.3%                                                                               7,028,851
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 0.5%                                                                                                147,271
-------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                         $  31,440,681


(1)  Income-producing security.

(2) Foreign-denominated security; AUD - Australian Dollar, CAD - Canadian Dollar, GBP - British Pound, HKD - Hong Kong Dollar, IDR - Indonesian Rupiah, PKR - Pakistani Rupee, SGD - Singapore Dollar.

(3)  Fair-value security. See 1.a. in Notes to Financial Statements.

(4)  See 4.d. in Notes to Financial Statements.

(5) These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.

(6)  Shares registered for foreign investors.

(7)  Restricted security. See 4.c. in Notes to Financial Statements.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $23,372,225)                                                                       $  24,264,559
Cash and cash equivalents                                                                                           7,028,851
Receivable for investments sold                                                                                        52,500
Receivable for fund shares subscribed                                                                                 283,511
Dividend/interest receivable                                                                                           28,057
Organization cost                                                                                                      15,713
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                       31,673,191

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Accrued expenses                                                                                                      128,186
Payable for fund shares redeemed                                                                                       77,524
Payable to adviser                                                                                                     26,800
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                     232,510

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                   31,440,681

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                    30,330,116
Accumulated net realized gain from investments                                                                        217,687
Net unrealized appreciation on investments                                                                            892,878

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                $  31,440,681
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:                                                                                                   $  13.52
    Net Asset Value, offering and redemption price per share
    (Net assets of $31,440,681 applicable to 2,325,797 shares
    of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                          $   166,259
Dividends (net of foreign tax withheld of $5,162)                                                                      83,431
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                               249,690

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              195,547
Custodian and transfer agent fees                                                                                     138,322
Professional fees                                                                                                      84,273
Shareholder reports                                                                                                    40,875
Administrative services fee                                                                                            48,887
Distribution fees                                                                                                      48,887
Registration and filing fees                                                                                           32,568
Trustees' fees and expenses                                                                                            22,326
Organization expense                                                                                                    3,850
Insurance fees                                                                                                            374
TOTAL EXPENSES                                                                                                        615,909

-----------------------------------------------------------------------------------------------------------------------------
LESS: EXPENSE WAIVER BY ADVISER                                                                                      (234,614)

TOTAL EXPENSES, NET                                                                                                   381,295
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                  (131,605)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                                      349,292
Net change in unrealized appreciation on investments                                                                  872,069
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                                  1,221,361

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $ 1,089,756
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  FOR THE             FOR THE
                                                                                               YEAR ENDED        PERIOD ENDED
                                                                                                 12/31/96            12/31/95(1)
--------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
Net investment (loss)/income                                                                 $   (131,605)       $      1,858
Net realized gain on investments                                                                  349,292                -
Net change in unrealized appreciation on investments                                              872,069              20,809
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            1,089,756              22,667

--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
Net investment income                                                                              (2,077)                  -
Realized gain on investments                                                                            -                   -
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                (2,077)                  -


--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                           28,709,614           1,620,721
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                               28,709,614           1,620,721

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                   29,797,293           1,643,388
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                             1,643,388                   0
End of period                                                                                $ 31,440,681        $  1,643,388
--------------------------------------------------------------------------------------------------------------------------------



(1)  The Fund commenced operations on November 15, 1995.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                   FOR THE             FOR THE
FOR A SHARE OUTSTANDING                                                                         YEAR ENDED        PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                            12/31/96            12/31/95(1)(3)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                        $       10.45        $      10.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Net investment (loss)/income                                                                        (0.09)               0.03
Net realized gain and net change in unrealized
     appreciation on investments                                                                     3.17                0.42
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 3.08                0.45

--------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                            (0.01)                  -
Distributions from realized gain on investments                                                         -                   -

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                              $       13.52        $      10.45
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                        29.39%               4.50%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                                                   $  31,440,681        $  1,643,388
Ratio of Expenses to Average Net Assets                                                              1.94%(2)            1.91%(2)
Ratio of Net Investment (Loss)/Income to Average Net Assets                                         (0.67)%(2)           2.06%(2)
Portfolio Turnover Rate                                                                                66%                  0%
Average Commission Rate Paid(4)                                                                 $  0.0134                   -
--------------------------------------------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on November 15, 1995.

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Adviser, the ratio of expenses to average net assets for the year ended December 31, 1996, and the period ended December 31, 1995, would have been 3.14% and 9.04%, respectively, and the ratio of net investment loss to average net assets would have been (1.87)% and (5.07)%, respectively.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

     Per-share data for each period has been determined by using the average number of shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the year.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Global Low-Priced Stock Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 15, 1995. The Trust offers eleven series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, and The Robertson Stephens MicroCap Growth Fund. The assets for each series are segregated and accounted for separately.


NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1996, 94.6% of the Fund's positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources, including quotations from market-makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At December 31, 1996, 5.4% of the Fund's positions were valued using these guidelines and procedures.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterpart to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund complied with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund is not subject to income tax, and no provision for such tax was made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

h. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.


NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the year ended December 31, 1996 and for the period from November 15, 1995 (Commencement of Operations), through December 31, 1995, were as follows:


1/1/96 - 12/31/96                                    SHARES              AMOUNT
-------------------------------------------------------------------------------
Shares sold                                       4,496,553       $  59,273,573
Shares reinvested                                       150               2,030
-------------------------------------------------------------------------------
                                                  4,496,703          59,275,603

-------------------------------------------------------------------------------
Shares redeemed                                  (2,328,173)        (30,565,989)

-------------------------------------------------------------------------------
Net increase                                      2,168,530       $  28,709,614
-------------------------------------------------------------------------------


11/15/95 - 12/31/95                                  SHARES              AMOUNT
-------------------------------------------------------------------------------
Shares sold                                         164,230        $  1,691,739
Shares reinvested                                         -                   -
-------------------------------------------------------------------------------
                                                    164,230           1,691,739

-------------------------------------------------------------------------------
Shares redeemed                                      (6,963)            (71,018)
-------------------------------------------------------------------------------

Net increase                                        157,267        $  1,620,721
-------------------------------------------------------------------------------

NOTE 3    TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson Stephens Investment Management, LP ("RSIM") an investment advisory fee and an administrative services fee calculated respectively at an annual rate of 1.00% and 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred investment advisory fees and administrative fees of $195,547 and $48,887, respectively. RSIM has voluntarily agreed to waive any annual operating expenses exceeding an annual expense ratio of 1.95%. For the year ended December 31, 1996, the Adviser agreed to waive $234,614 of its fees and other expenses.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund for the year ended December 31, 1996.

b. AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the managing member of Robertson, Stephens & Company LLC ("RS & Co."), the Fund's Distributor, and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer, and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John
P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Dana K. Welch, Secretary of the Fund, is a member of RS Group and General Counsel of RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,326 for the year ended December 31, 1996.

d. DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, RS & Co. agreed to waive distribution fees worth $48,887.

e. BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwriting in which RS & Co. has been retained by the issuer. For the year ended December 31, 1996, the Fund paid brokerage commissions $2,087 to RS & Co., which represented 1.6% of total commissions paid during the year.

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1996, the cost of investments for federal income tax purposes was $23,438,888. Accumulated net unrealized appreciation on investments was $825,671, consisting of gross unrealized appreciation and depreciation of $4,485,761 and $(3,629,617), respectively.

b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1996, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $32,899,602 and $10,338,754, respectively.

c. RESTRICTED SECURITIES:

A restricted security is a security which cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. At December 31, 1996, the Fund held restricted securities with an aggregate value of $1,076,788, which represented 3.4% of the Fund's total assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.


                             SHARES           COST          VALUE    ACQUISITION
SECURITY                      (000)          (000)          (000)           DATE
--------------------------------------------------------------------------------
Brazilian Resources,
   Inc., 1/2 Warrants            46        $    14        $     9        3/01/96

First Dynasty Mines, Ltd.       100            246            243        9/13/96

First Dynasty Mines,
   Ltd., Warrants               100             64              9        9/13/96

InfoNow Corporation             214            203            342       11/20/96

InfoNow Corporation,
   1/2 Warrants                 214             97            126       11/20/96

NDU Resources, Ltd.              75             87             73        5/16/96

NDU Resources, Ltd.,
   Warrants                      75             23             30        5/16/96

Sino-Forest Corp., Class A      300            275            245       10/02/96
--------------------------------------------------------------------------------
                                           $ 1,009        $ 1,077
--------------------------------------------------------------------------------

d. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate number of a particular class of the issuer's securities at a predetermined price during a specific period. Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

e. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

The Fund intends to invest no more than 40% of its total assets exclusively in one foreign country. At December 31, 1996, the Fund had its largest concentrated foreign investments, worth 18.3% of the Fund's total assets, in Canada.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Robertson Stephens Global Low-Priced Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Global Low-Priced Stock Fund (the "Fund") at December 31, 1996, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse

Price Waterhouse LLP
San Francisco, California
February 7, 1997

ADMINISTRATION

OFFICERS AND TRUSTEES

G. Randy Hecht
     President, Chief Executive Officer

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach
     Associates, Inc.

Daniel R. Cooney, Trustee
     Former Portfolio Manager of the
     Lord Abbett Developing Growth Fund

James K. Peterson, Trustee
     Former Director of the IBM
     Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of
     Research, Robertson, Stephens & Co.

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Global Low-Priced Stock Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 28, 1997

Design:  Broom & Broom, Inc., San Francisco
Photography by Jerry Orabona, Bill Zemanek


THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE GLOBAL LOW-PRICED STOCK FUND-TM-, Robertson Stephens offers the following mutual funds:


THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies
(predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small-and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR -
Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by Dave Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledge mutual find representatives.

-    Automated access to daily net asset values.

-    Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM


ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as LowPrc under the heading Robertson Stephens. Its computer quotation symbol is RSLPX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.